SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 30, 1998



                           CHARTER ONE FINANCIAL, INC.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                0-16311                            34-1567092
     (State or other          (Commission File                     (IRS Employer
     jurisdiction of               Number)                        Identification
     incorporation)                                                      No.)



                  1215 Superior Avenue, Cleveland, Ohio 44114
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (216) 566-5300



                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.           Acquisition or Disposition of Assets

         On November 30, 1998, Charter One Financial, Inc. ("Charter One") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the consummation of its merger (the "Merger") with ALBANK Financial Corporation ("ALBANK"), which included the merger of Charter One Bank, F.S.B. ("Charter One Bank"), a wholly owned subsidiary of
Charter One, with ALBANK, FSB ("ALBANK Bank"), a wholly owned subsidiary of ALBANK. The Merger was consummated pursuant to an Agreement and Plan of Merger(the "Merger Agreement") dated as of June 15, 1998. Upon the Merger, each share of common stock, $0.01 par value, of ALBANK was converted into the right to receive 2.268 shares of common stock, $0.01 par value, of Charter One ("Charter One Common Stock"). The Merger Agreement was included as Exhibit 2.1 to Charter One's Current Report on Form 8-K for the event on June 15, 1998, and is incorporated herein by reference.

         In the Merger, the assets and liabilities of ALBANK became part of Charter-Michigan Bancorp, Inc., a Michigan corporation and first-tier, wholly owned subsidiary of Charter One and the assets and liabilities of ALBANK Bank became part of Charter One Bank. Charter One intends to integrate the operations of ALBANK into its existing operations and continue to maintain the business and physical assets of ALBANK, subject to the needs of Charter One.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 5.           Other Events

         Special Meeting of Stockholders. On November 13, 1998, Charter One held a Special Meeting of Stockholders (the "Meeting") to consider and vote upon the issuance of the shares of Charter One Common Stock required in connection with the Merger, an amendment to its Second Restated Certificate of Incorporation (the "Charter One Certificate"), and the Charter

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One Top Executive Incentive Goal Achievement Plan (the "TEIGAP").  The following is a record of the voting on the matters considered at the Meeting:

         (1) The proposal to issue the shares required for the Merger.


    For                   Against           Abstain           Broker Non-Votes
 95,423,545              1,109,715          386,460              12,825,424

   (2) The proposal to adopt an amendment to ARTICLE FOURTH of the Charter One Certificate to increase the number of authorized shares of Charter One Common Stock from 180,000,000 to 360,000,000 shares.


    For                   Against            Abstain          Broker Non-Votes
105,537,485              3,874,902           332,758                 0


   (3) The proposal to approve the TEIGAP.


    For                   Against            Abstain          Broker Non-Votes
105,032,326              3,962,276           750,543                 0


     In October of 1998, Charter One acquired CS Financial Corporation ("CS Financial") through a merger which was accounted for as a pooling of interests. For the 30 days ended November 30, 1998, the combined operations of Charter One and CS Financial produced interest income of $121.5 million, other income of $14.8 million and net income of $22.8 million, inclusive of transaction-related charges recorded in the month.

Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired.

                  The Consolidated Financial Statements, and the notes
         thereto, of ALBANK (Commission File No. 0-19843) are
         contained in ALBANK's Annual Report on Form 10-K for the
         fiscal year ended December 30, 1997 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 1998, and are incorporated by reference in Charter One's Registration Statement (the "Registration Statement") on Form S-4 (File No. 333-65137) declared effective by the Securities and Exchange Commission (the "Commission") on October 1, 1998.

         (b)      Pro forma financial information.

                  The  Unaudited  Pro Forma  Combined  Financial  Statements  of
         Charter   One  and   ALBANK   were   contained   in  the  Joint   Proxy
         Statement/Prospectus filed with the Registration Statement.

         (c)      Exhibits.

                  The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CHARTER ONE FINANCIAL, INC.



Date: December __, 1998                    By:    /s/ Robert J. Vana
                                                 ----------------------
                                                 Robert J. Vana
                                                 Chief Corporate Counsel and
                                                 Corporate Secretary

                                  EXHIBIT INDEX

EXHIBIT
  NO.                               DESCRIPTION


  2. Agreement and Plan of Merger, dated as of June 15, 1998, by and between Charter One, Charter-Michigan Bancorp, Inc. and ALBANK (previously filed with Charter One's Current Report on Form 8-K for the event on June 15, 1998, and incorporated herein by reference).

 99.              Press Release of Charter One, dated November 30, 1998.

                                                                      Exhibit 99

                                  PRESS RELEASE

                  CHARTER ONE/ALBANK FINANCIAL MERGER COMPLETED

CLEVELAND, Ohio, November 30, 1998 -- Charter One Financial, Inc. NASDAQ:COFI) and ALBANK Financial Corporation (NASDAQ:ALBK) announced that the merger of the two companies will be consummated as of the close of business today, November 30, 1998. As of September 30, 1998, ALBANK Financial had $4.2 billion in assets and $3.5 billion in deposits.

Under terms of the merger, each ALBANK shareholder will receive 2.268 shares of Charter One common stock for each share of ALBANK Financial common stock. Approximately 33 million shares of Charter One common stock will be issued in conjunction with the merger, increasing the number of Charter One's outstanding shares to approximately 167.7 million. Cash will be paid in lieu of any fractional shares at the rate of $29.75 per share (the closing price of Charter One's common stock on November 27, 1998).

Following the merger, Charter One will be among the five largest thrift institutions in the country, with over $24 billion in assets and nearly 340 retail branch offices in Ohio, Michigan, western and upstate New York, Vermont and Massachusetts. Additionally, Charter One Mortgage Corporation, the Bank's mortgage banking subsidiary, operates 37 loan production offices across 13 states, and Charter One Auto Finance, the Bank's indirect auto finance subsidiary, generates loans in seven states.

The Company's press releases are available by telefax at no charge by calling PR Newswire Fax On Demand. To retrieve a specific press release, call: (800) 758-5804 and reference account 313075. Additional information may be found at the Company's web site: www.charterone.com.